BALANCE SHEET - USD ($)	Mar. 31, 2026	Dec. 31, 2025	Dec. 03, 2025
Liabilities, Mezzanine Equity, and Stockholders' Deficit
Current liabilities - Accrued expenses	$ 225	$ 659
TOTAL LIABILITIES	37,928	659
Commitments and contingencies
Stockholders' Deficit
Additional paid-in capital	10	10
Stock subscription receivable	(10)	(10)
Accumulated deficit	(37,928)	(659)
Total Stockholder's Deficit	$ (37,928)	$ (659)	$ 0